Exhibit 10.11

FIRST AMENDMENT OF VENTURE LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT OF VENTURE LOAN AND SECURITY AGREEMENT (this “Agreement”), dated as of September 28, 2007, is entered into by and between TENGION, INC., a Delaware corporation (“Borrower”), and HORIZON TECHNOLOGY FUNDING COMPANY LLC (“Lender”), a Delaware limited liability company.

RECITALS

A. Borrower and Lender are parties to a certain Venture Loan and Security Agreement executed September 19, 2006 to be effective September 1, 2006 (the “Loan Agreement”) pursuant to which Lender, among other things, has (i) provided certain loans to Borrower as evidenced by (a) a certain Secured Promissory Note (Loan A) executed by Borrower in favor of Lender, dated as of September 1, 2006, in the original principal amount of Eleven Million Five Hundred and Forty-Five Thousand Two Hundred Forty-Three and 71/100 Dollars ($11,545,243.71) (“Note A”), (b) a certain Secured Promissory Note (Loan B) executed by Borrower in favor of Lender, dated as of December 15, 2006 in the original principal amount of $3,000,000 (“Note B”), and (c) a certain Secured Promissory Note (Loan C) executed by Borrower in favor of Lender, dated as of December 15, 2006 in the original principal amount of Five Million Four Hundred Fifty-Four Thousand Seven Hundred Fifty-Six and 29/100 Dollars ($5,454,756.29) (“Note C”) and together with Note A and Note B, collectively, the “Notes”) and (ii) been granted a security interest in all assets of Borrower, excluding Intellectual Property (as defined in the Loan Agreement).

B. Borrower has now requested that Lender amend certain provisions of the Loan Agreement and the Notes to provide for additional interest only payments.

C. Lender is willing to grant such request, but only to the extent, and in accordance with the terms, and subject to the conditions, set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1. Definitions; Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement. Other rules of construction set forth in the Loan Agreement, to the extent not inconsistent with this Agreement, apply to this Agreement and are hereby incorporated by reference.

2. Confirmation. Borrower hereby acknowledges and agrees that: (i) the Loan Agreement sets forth the legal, valid, binding and continuing obligations of Borrower to Lender, (ii) the Obligations to Lender under the Loan Agreement are secured by validly perfected security interests in all assets of Borrower, excluding Intellectual Property and with respect to Third Party Equipment, consistent with the provisions of Section 4.8 of the Loan Agreement, and (iii) Borrower has no cause of action, claim, defense or set-off against the Lender in any way regarding or relating to the Loan Agreement or Lender’s actions thereunder and to the extent any such cause of action, claim, defense or set-off ever existed, it is waived and Lender is released from any claims of Borrower. Borrower represents and warrants that no Default or Event of Default has occurred under the Loan Agreement.

3. Amendments to Loan Agreement.

(a) Borrower and Lender hereby agree that the definition of “Maturity Date” in Section 1.1 of the Loan Agreement is hereby deleted and replaced with the following:

“Maturity Date” means, with respect to each Loan, July 1, 2011, or, in any case, if earlier, the date of acceleration of such Loan following an Event of Default or the date of prepayment, whichever is applicable.

(b) Borrower and Lender hereby agree that Section 2.2(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(a) Scheduled Payments. With respect to each Loan, Borrower shall make payments of accrued interest only on the outstanding principal amount of such Loan through and including January 1, 2009 and commencing February 1, 2009, thirty (30) equal payments of principal plus accrued interest on the outstanding principal amount of such Loan on each subsequent Payment Date as set forth in the Note applicable to such Loan in an amount sufficient to fully amortize the Loan by the Maturity Date (collectively, the “Scheduled Payments”). Borrower shall make such Scheduled Payments commencing on the date set forth in the Note applicable to such Loan and continuing thereafter on the first Business Day of each calendar month (each a “Payment Date”) through the Maturity Date. On or before the Funding Date of each Loan, Lender shall provide Borrower with an amortization and payment schedule for such Loan. In any event, all unpaid principal and accrued interest shall be due and payable in full on the Maturity Date.

4. Amendment to Notes. Note A is hereby amended and restated in its entirety as set forth in Exhibit A attached hereto and made a part hereof (“Amended and Restated Note A”). Note B is hereby amended and restated in its entirety as set forth in Exhibit B attached hereto and made a part hereof (“Note B”). Note C is hereby amended and restated in its entirety as set forth in Exhibit C attached hereto and made a part hereof (“Amended and Restated Note C” and collectively with the Amended and Restated Note A and Amended and Restated Note B, the “Amended and Restated Notes”).

5. Conditions to Effectiveness. Lender’s consent and agreement herein is expressly conditioned on all of the following:

(a)	Borrower executing and delivering an executed copy of this Agreement;

(b)	Borrower executing and delivering to the Lender the Amended and Restated Notes;

(c)	Borrower providing a Secretary’s Certificate in form and substance satisfactory similar to Secretary’s Certificate provided by Borrower in connection with the closing of the Loan Agreement;

(d)	Borrower providing an opinion of counsel from its in-house counsel in form and substance similar to the opinion of counsel provided in connection with the closing of the Loan Agreement; and

(e)	Borrower executing and delivering to Lender or its designees a Warrant or Warrants to purchase up to 193,918 shares of Borrower’s Series C Preferred Stock at an exercise price of $1.82 per share.

6. Effect of Agreement. On and after the date hereof, each reference to the Loan Agreement in the Loan Agreement or in any other document shall mean the Loan Agreement as amended by this Agreement. Except as expressly provided hereunder, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement. Except to the limited extent expressly provided herein, nothing contained herein shall, or shall be construed to (nor shall the Borrower ever argue to the contrary) (i) modify the Loan Agreement or any other Loan Document (ii) modify, waive, impair, or affect any of the covenants, agreements, terms, and conditions thereof, or (iii) waive the due keeping, observance and/or performance thereof, each of which is hereby ratified and confirmed by the Borrower. Except as amended above, the Loan Agreement remains in full force and effect.

7. Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof.

8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without reference to conflicts of law rules.

9. Counterparts. This Agreement may be executed in any number of counterparts, including by electronic or facsimile transmission, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

10. Integration. This Agreement and the Loan Documents constitute and contain the entire agreement of Borrower and Lender with respect to their respective subject matters, and supercede any and all prior agreements, correspondence and communications.

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IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed as of the day and year first above written.

TENGION, INC.		HORIZON TECHNOLOGY FUNDING COMPANY LLC
By: Horizon Technology Finance, LLC, its sole member
By:	/s/ Gary Sender
Name: Gary Sender
	Title: CFO	By:	/s/ Robert D. Pomeroy, Jr.
Name: Robert D. Pomeroy, Jr.
Title: Managing Member

EXHIBIT A

AMENDED AND RESTATED SECURED PROMISSORY NOTE

(LOAN A)

$ 11,545,243.71	Dated as of September 1, 2006

FOR VALUE RECEIVED, the undersigned, TENGION, INC., a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of HORIZON TECHNOLOGY FUNDING COMPANY LLC, a Delaware limited liability company (“Lender”) the principal amount of Eleven Million Five Hundred and Forty-Five Thousand Two Hundred Forty-Three and 71/100 Dollars ($11,545,243.71) or such lesser amount as shall equal the outstanding principal balance of Loan A (the “Loan”) made to Borrower by Lender pursuant to the Loan Agreement (as defined below), and to pay all other amounts due with respect to the Loan on the dates and in the amounts set forth in the Loan Agreement.

Interest on the principal amount of this Note from the date of this Note shall accrue at the Loan Rate or, if applicable, the Default Rate. The Loan Rate for this Note is 11.78% per annum based on a year of twelve 30-day months. If the Funding Date is not the first day of the month, interim interest accruing from the Funding Date through the last day of that month shall be paid on the first calendar day of the next calendar month. Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan on the first day of each month (collectively “Interest Payment Dates”), commencing October 1, 2006, through and including January 1, 2009 in the amount of One Hundred and Thirteen Thousand Three Hundred Thirty-Five and 81/100 Dollars ($113,335.81). Commencing on February 1, 2009, through and including July 1, 2011, on the first day of each month (collectively “Principal and Interest Payment Dates” and collectively with the Interest Payment Dates, the “Payment Dates”), Borrower shall make to Lender an equal payment of principal and accrued interest on the then outstanding principal amount due hereunder of Four Hundred Forty-Six Thousand One Hundred Fifty-Nine and 15/100 Dollars ($446,159.15). If not sooner paid, all outstanding amounts hereunder and under the Loan Agreement shall become due and payable on July 1, 2011.

Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note is referred to in, and is entitled to the benefits of, the Venture Loan and Security Agreement dated as of September 1, 2006 by and between Borrower and Lender (as amended from time to time, the “Loan Agreement”). The Loan Agreement, among other things, (a) provides for the making of a secured Loan to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.3 of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Loan, interest on the Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Connecticut.

Note Register; Ownership of Note. The ownership of an interest in this Note shall be registered on a record of ownership maintained by Borrower or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

This Amended and Restated Secured Promissory Note (Loan A) amends and restates in its entirety a certain Secured Promissory Note (Loan A) executed by Borrower in favor of Lender dated as of September 1, 2006 (the “Original Note”) and nothing contained herein shall constitute a repayment or novation of the Original Note.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER: TENGION, INC.

By:

Name:

Title:

EXHIBIT B

AMENDED AND RESTATED SECURED PROMISSORY NOTE

(LOAN B)

$3,000,000	Dated as of December 15, 2006

FOR VALUE RECEIVED, the undersigned, TENGION, INC., a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of HORIZON TECHNOLOGY FUNDING COMPANY LLC, a Delaware limited liability company (“Lender”) the principal amount of Three Million and 00/100 Dollars ($3,000,000.00) or such lesser amount as shall equal the outstanding principal balance of Loan B (the “Loan”) made to Borrower by Lender pursuant to the Loan Agreement (as defined below), and to pay all other amounts due with respect to the Loan on the dates and in the amounts set forth in the Loan Agreement.

Interest on the principal amount of this Note from the date of this Note shall accrue at the Loan Rate or, if applicable, the Default Rate. The Loan Rate for this Note is 11.80% per annum based on a year of twelve 30-day months. If the Funding Date is not the first day of the month, interim interest accruing from the Funding Date through the last day of that month shall be paid on the first calendar day of the next calendar month. Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan on the first day of each month (collectively “Interest Payment Dates”), commencing February 1, 2007, through and including January 1, 2009 in the amount of Twenty-Nine Thousand Five Hundred and 00/100 Dollars ($29,500.00). Commencing on February 1, 2009, through and including July 1, 2011, on the first day of each month (collectively “Principal and Interest Payment Dates” and collectively with the Interest Payment Dates, the “Payment Dates”), Borrower shall make to Lender an equal payment of principal and accrued interest on the then outstanding principal amount due hereunder of One Hundred Fifteen Thousand Nine Hundred Sixty-One and 50/100 Dollars ($115,961.50). If not sooner paid, all outstanding amounts hereunder and under the Loan Agreement shall become due and payable on July 1, 2011.

Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note is referred to in, and is entitled to the benefits of, the Venture Loan and Security Agreement dated as of September 1, 2006 by and between Borrower and Lender (as amended from time to time, the “Loan Agreement”). The Loan Agreement, among other things, (a) provides for the making of a secured Loan to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.3 of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Loan, interest on the Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Connecticut.

Note Register; Ownership of Note. The ownership of an interest in this Note shall be registered on a record of ownership maintained by Borrower or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

This Amended and Restated Secured Promissory Note (Loan B) amends and restates in its entirety a certain Secured Promissory Note (Loan B) executed by Borrower in favor of Lender dated as of December 15, 2006 (the “Original Note”) and nothing contained herein shall constitute a repayment or novation of the Original Note.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER: TENGION, INC.

By:

Name:

Title:

EXHIBIT C

AMENDED AND RESTATED SECURED PROMISSORY NOTE

(LOAN C)

$5,454,756.29	Dated as of December 15, 2006

FOR VALUE RECEIVED, the undersigned, TENGION, INC., a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of HORIZON TECHNOLOGY FUNDING COMPANY LLC, a Delaware limited liability company (“Lender”) the principal amount of Five Million Four Hundred Fifty-Four Thousand Seven Hundred Fifty-Six and 29/100 Dollars ($5,454,756.29) or such lesser amount as shall equal the outstanding principal balance of Loan C (the “Loan”) made to Borrower by Lender pursuant to the Loan Agreement (as defined below), and to pay all other amounts due with respect to the Loan on the dates and in the amounts set forth in the Loan Agreement.

Interest on the principal amount of this Note from the date of this Note shall accrue at the Loan Rate or, if applicable, the Default Rate. The Loan Rate for this Note is 11.80% per annum based on a year of twelve 30-day months. If the Funding Date is not the first day of the month, interim interest accruing from the Funding Date through the last day of that month shall be paid on the first calendar day of the next calendar month. Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan on the first day of each month (collectively “Interest Payment Dates”), commencing February 1, 2007, through and including January 1, 2009 in the amount of Fifty-Three Thousand Six Hundred Thirty-Eight and 44/100 Dollars ($53,638.44). Commencing on February 1, 2009, through and including July 1, 2011, on the first day of each month (collectively “Principal and Interest Payment Dates” and collectively with the Interest Payment Dates, the “Payment Dates”), Borrower shall make to Lender an equal payment of principal and accrued interest on the then outstanding principal amount due hereunder of Two Hundred Ten Thousand Eight Hundred Forty-Seven and 23/100 Dollars ($210,847.23). If not sooner paid, all outstanding amounts hereunder and under the Loan Agreement shall become due and payable on July 1, 2011.

Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note is referred to in, and is entitled to the benefits of, the Venture Loan and Security Agreement dated as of September 1, 2006 by and between Borrower and Lender (as amended from time to time, the “Loan Agreement”). The Loan Agreement, among other things, (a) provides for the making of a secured Loan to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.3 of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Loan, interest on the Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Connecticut.

Note Register; Ownership of Note. The ownership of an interest in this Note shall be registered on a record of ownership maintained by Borrower or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

This Amended and Restated Secured Promissory Note (Loan C) amends and restates in its entirety a certain Secured Promissory Note (Loan C) executed by Borrower in favor of Lender dated as of December 15, 2006 (the “Original Note”) and nothing contained herein shall constitute a repayment or novation of the Original Note.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER: TENGION, INC.

By:

Name:

Title: